                                                                   EXHIBIT 23.01



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation of our reports included in this Annual Report on Form 10-K, into the Company's previously filed Registration Statement File No.'s 333-10315, 333-32951 and 333-04286.


                                             ARTHUR ANDERSEN LLP

Omaha, Nebraska
March 16, 1998